J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Value SMA Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated December 17, 2015

to the Prospectus dated March 1, 2015, as supplemented

Effective immediately, the section “How to Do Business with the Fund — Purchasing Fund Shares — Who can Buy Shares?” is hereby deleted in its entirety and replaced by the following:

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where JPMIM serves as the discretionary investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor (“Sponsor”) or directly with the client. Fund shares may not be purchased directly by individuals.

The Fund intends to redeem, or requires the Sponsor to redeem, shares held by or on behalf of a shareholder who ceases to be an eligible investor, and each investor, by purchasing shares, agrees to any such redemption. Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.

The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

In addition, the first paragraph of the section titled “Purchasing Fund Shares — When Can I buy Shares” is hereby deleted in its entirety and replaced by the following:

Purchase orders are made either based on instructions from your managed account’s investment adviser or sub-adviser to the broker-dealer who executes trades for your account or by your Sponsor in accordance with the model investment portfolio provided by JPMIM to your Sponsor.

In addition, the tenth paragraph of the section titled “Purchasing Fund Shares — When Can I buy Shares” is hereby deleted in its entirety and replaced by the following:

Because the Fund is designed to be a component of separately managed accounts that also invest, at the direction of JPMIM or in accordance with a JPMIM model investment portfolio, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Fund is managed in a manner consistent with its role in separately managed accounts. Because all purchase and redemption orders are initiated by JPMIM or by a Sponsor, in accordance with the model investment portfolio provided to the Sponsor by JPMIM, shareholders are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Fund shares.

In addition, the first paragraph of the section titled “Purchasing Fund Shares — How do I open an account?” is hereby deleted in its entirety and replaced by the following:

Separately managed account program Sponsors that have an investment advisory agreement with JPMIM for the International Value SMA Strategy may open an account on behalf of eligible clients by submitting new accounts to JPMIM where JPMIM serves as the discretionary investment adviser, or by submitting the order directly to the Fund where JPMIM provides a model investment portfolio to the Sponsor.

In addition, the first paragraph of the section titled “Redeeming Fund Shares — How do I Redeem Shares?” is hereby deleted in its entirety and replaced by the following:

Redemption orders are made based on instructions from JPMIM to the broker-dealer who executes trades for the account or by the Sponsor based on changes in the model investment portfolio provided to the Sponsor by JPMIM or as a result of the liquidation or rebalancing of an eligible client’s separately managed account. The Fund reserves the right to redeem shares of any investor if the investor ceases to be a participant in an eligible managed account program. The redemption of Fund shares will have tax consequences for the investor. Each investor, by participating in a managed account program that purchases Fund shares, agrees to the redemption of Fund shares upon termination of its participation in such program.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INTVSMA-1215